                                                                 Exhibit (25)(a)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                             -----------------------

          Check if an application to determine eligibility of A trustee pursuant to Section 305(b)(2) [X]

                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------
                          HILLENBRAND INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)

               Indiana                                           35-1160484
    (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                           Identification No.)

        700 State Route 46 East
          Batesville, Indiana                                         47006-8835
(Address of principal executive offices)                              (Zip Code)

                             -----------------------
                                 Debt Securities
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION*

Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  1.       Comptroller of the Currency, Washington D.C.

                  2.       Federal Deposit Insurance Corporation, Washington,
                           D.C.

                  3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                           Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

                                 Not Applicable

*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

ITEM 16.          LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

                  1. A copy of the Articles of Association of LaSalle Bank National Association now in effect (incorporated herein by reference to Exhibit 1 filed with Form T-1 in File No. 333-101155).

                  2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 1 filed with Form T-1 in File No. 333-101155).

                  5.       Not applicable.

                  6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.       Not applicable.

                  9.       Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 14th day of July, 2003.

                                             LASALLE BANK NATIONAL ASSOCIATION

                                                     By /s/ Russell C. Bergman
                                                        ----------------------
                                                        Russell C. Bergman
                                                        First Vice President

                                    EXHIBIT 7

              COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE

LaSalle Bank N.A.               Call Date: 3/31/2003           ST-BK: 17-1520      FFIEC            031
135 South LaSalle Street                                                           Page      RC-1
Chicago, IL 60603               Vendor ID: D                   CERT: 15407           11

Transit Number: 71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
    1. Cash and balances due from depository institutions (from Schedule RC-A):                      RCFD
                                                                                                     ----
       a. Noninterest-bearing balances and currency and coin (1)                                     0081      2,005,672     1.a
       b. Interest-bearing balances (2)                                                              0071        100,487     1.b
    2. Securities:
       a. Held-to-maturity securities (from Schedule RC-B, column A)                                 1754        223,822     2.a
       b. Available-for-sale securities (from Schedule RC-B, column D)                               1773     21,996,958     2.b
    3. Federal funds sold and securities purchased under agreements to resell
       a. Federal funds sold in domestic offices                                                     B987        162,060     3.a
       b. Securitites purchased under agreements to resell (3)                                       B989         67,111     3.b
    4. Loans and lease financing receivables (from schedule RC-C)
       a. Loans and leases held for sale                                                             5369        329,594     4.a
       b. Loans and leases, net of unearned income                        B528      33,030,703
       c. LESS: Allowance for loan and lease losses                       3123         544,116                               4.c
       d. Loans and leases, net of unearned income,
           allowance, and reserve (item 4.a minus 4.b and 4.c)                                       B529     32,486,587     4.d
    5. Trading assets (from Schedule RC-D)                                                           3545        550,987     5.
    6. Premises and fixed assets (including capitalized leases)                                      2145        262,094     6.
    7. Other real estate owned (from Schedule RC-M)                                                  2150         21,896     7.
    8. Investments in unconsolidated subsidiaries and associated companies (from
       Schedule RC-M)                                                                                2130              0     8.
    9. Customers' liability to this bank on acceptances outstanding                                  2155         12,948     9.
   10. Intangible assets (from Schedule RC-M)
       a. Goodwill                                                                                   3163        181,613     10.a
       b. Other Intangible assets                                                                    0426         10,245     10.b
   11. Other assets (from Schedule RC-F)                                                             2160      2,085,172     11.
   12. Total assets (sum of items 1 through 11)                                                      2170     60,497,246     12.

-------------------
(1)  Includes cash items in process of collection and unposted debits.

(2)  Includes time certificates of deposit not held for trading.

(3) Includes all securites resale agreements in domestic and foreign offies, regardless of maturity.

LaSalle Bank N.A.               Call Date: 3/31/2003          ST-BK: 17-1520        FFIEC              031
135 South LaSalle Street                                                            Page     RC- 2
Chicago, IL 60603               Vendor ID: D                  CERT: 15407            12

Transit Number: 71000505

SCHEDULE RC - CONTINUED

                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   13. Deposits:
       a. In domestic offices (sum of totals of                                                   RCON
                                                                                                  ----
          columns A and C from Schedule RC-E, part I)                                             2200   25,935,670  13.a
                                                                          RCON
                                                                          ----
          (1) Noninterest-bearing (1)                                     6631        5,511,356                      13.a.1
          (2) Interest-bearing                                            6636       20,424,314                      13.a.2
                                                                                                  RCFN
                                                                                                  ----
       b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
          Schedule RC-E, part II)                                                                 2200    5,907,797  13.b
                                                                          RCFN
                                                                          ----
          (1) Noninterest-bearing                                         6631                0                      13.b.1
          (2) Interest-bearing                                            6636        5,907,797                      13.b.2
                                                                                                  RCON
                                                                                                  ----
   14. Federal funds purchased and securities sold under agreements to repurchase:
       a. Federal funds purchased in domestic offices (2)                                         B993    3,688,632  14.a
                                                                                                  RCFD
                                                                                                  ----
       b. Securities sold under agreements to repurchase (3)                                      B995    2,929,686  14.b
   15. Trading liabilities (from Schedule RC-D)                                                   3548      207,652  15

   16. Other borrowed money (includes mortgage indebtedness and obligations under                 3190   10,174,217            16
       capitalized leases): From schedule RC-M

   17. Not applicable.
   18. Bank's liability on acceptances executed and outstanding                                   2920       12,948  18.
   19. Subordinated notes and debentures (4)                                                      3200      610,000  19.
   20. Other liabilities (from Schedule RC-G)                                                     2930    6,447,618  20.
   21. Total liabilities (sum of items 13 through 20)                                             2948   55,914,220  21.
   22. Minority Interest in consolidated subsidiaries                                             3000       28,942  22.

EQUITY CAPITAL
                                                                                                  RCFD
                                                                                                  ----
   23. Perpetual preferred stock and related surplus                                              3838      635,410  23.
   24. Common stock                                                                               3230       41,234  24.
   25. Surplus (exclude all surplus related to preferred stock)                                   3839    1,917,163  25.
   26. a.Retained Earnings                                                                        3632    1,852,938  26.a
       b. Accumulated Other Comprehensive income.(5)                                              B530      107,339  26.b
   27. Other Equity capital components (6)                                                        3284            0  27.
   28. Total equity capital (sum of items 23 through 27)                                          3210    4,554,084  28.
   29. Total liabilities, minority interest, and equity capital (sum of items 21,                 3300   60,497,246  29.
       22, and 28)

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

                                                                                                  RCFD        Number
                                                                                                  ----        ------
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent
   external auditors as of any date during 2001                                                   6724          2          M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank managements assertion on the effectiveness of the banks internal control over financial reporting with generally accepted auditing standards by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified accounting firm. (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

-------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16 "other borrowed money."

(3) Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.

(4) Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership plan shares.